EXHIBIT 24.1

NORTHERN OIL AND GAS, INC.

Power of Attorney

The undersigned director of Northern Oil and Gas, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Brandon R. Elliott, Chad W. Allen and Erik J. Romslo, jointly and severally, with full power to act without the joinder of others, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including, without limitation, post-effective amendments) to the Registration Statements on Form S-3 (file no. 333-205619), Form S-4 (file no. 333-216887) and Form S-8 (file nos. 333-188999, 333-205617 and 333-212929), and any additional registration statement related hereto for the same offerings that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 (and all further amendments, including post-effective amendments, thereto), and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 16th day of May, 2018.

/s/ Bahram Akradi
Bahram Akradi

NORTHERN OIL AND GAS, INC.

Power of Attorney

The undersigned director of Northern Oil and Gas, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Brandon R. Elliott, Chad W. Allen and Erik J. Romslo, jointly and severally, with full power to act without the joinder of others, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including, without limitation, post-effective amendments) to the Registration Statements on Form S-3 (file no. 333-205619), Form S-4 (file no. 333-216887) and Form S-8 (file nos. 333-188999, 333-205617 and 333-212929), and any additional registration statement related hereto for the same offerings that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 (and all further amendments, including post-effective amendments, thereto), and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 16th day of May, 2018.

/s/ Lisa Bromiley
Lisa Bromiley

NORTHERN OIL AND GAS, INC.

Power of Attorney

The undersigned director of Northern Oil and Gas, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Brandon R. Elliott, Chad W. Allen and Erik J. Romslo, jointly and severally, with full power to act without the joinder of others, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including, without limitation, post-effective amendments) to the Registration Statements on Form S-3 (file no. 333-205619), Form S-4 (file no. 333-216887) and Form S-8 (file nos. 333-188999, 333-205617 and 333-212929), and any additional registration statement related hereto for the same offerings that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 (and all further amendments, including post-effective amendments, thereto), and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 16th day of May, 2018.

/s/ Michael Frantz
Michael Frantz

NORTHERN OIL AND GAS, INC.

Power of Attorney

The undersigned director of Northern Oil and Gas, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Brandon R. Elliott, Chad W. Allen and Erik J. Romslo, jointly and severally, with full power to act without the joinder of others, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including, without limitation, post-effective amendments) to the Registration Statements on Form S-3 (file no. 333-205619), Form S-4 (file no. 333-216887) and Form S-8 (file nos. 333-188999, 333-205617 and 333-212929), and any additional registration statement related hereto for the same offerings that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 (and all further amendments, including post-effective amendments, thereto), and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 16th day of May, 2018.

/s/ Robert Grabb
Robert Grabb

NORTHERN OIL AND GAS, INC.

Power of Attorney

The undersigned director of Northern Oil and Gas, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Brandon R. Elliott, Chad W. Allen and Erik J. Romslo, jointly and severally, with full power to act without the joinder of others, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including, without limitation, post-effective amendments) to the Registration Statements on Form S-3 (file no. 333-205619), Form S-4 (file no. 333-216887) and Form S-8 (file nos. 333-188999, 333-205617 and 333-212929), and any additional registration statement related hereto for the same offerings that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 (and all further amendments, including post-effective amendments, thereto), and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 16th day of May, 2018.

/s/ Delos Cy Jamison
Delos Cy Jamison

NORTHERN OIL AND GAS, INC.

Power of Attorney

The undersigned director of Northern Oil and Gas, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Brandon R. Elliott, Chad W. Allen and Erik J. Romslo, jointly and severally, with full power to act without the joinder of others, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including, without limitation, post-effective amendments) to the Registration Statements on Form S-3 (file no. 333-205619), Form S-4 (file no. 333-216887) and Form S-8 (file nos. 333-188999, 333-205617 and 333-212929), and any additional registration statement related hereto for the same offerings that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 (and all further amendments, including post-effective amendments, thereto), and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 16th day of May, 2018.

/s/ Jack King
Jack King

NORTHERN OIL AND GAS, INC.

Power of Attorney

The undersigned director of Northern Oil and Gas, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Brandon R. Elliott, Chad W. Allen and Erik J. Romslo, jointly and severally, with full power to act without the joinder of others, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including, without limitation, post-effective amendments) to the Registration Statements on Form S-3 (file no. 333-205619), Form S-4 (file no. 333-216887) and Form S-8 (file nos. 333-188999, 333-205617 and 333-212929), and any additional registration statement related hereto for the same offerings that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 (and all further amendments, including post-effective amendments, thereto), and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 16th day of May, 2018.

/s/ Michael Popejoy
Michael Popejoy